Exhibit 99.2

Supplemental Analyst Package Second Quarter 2007 Earnings Call July 31, 2007

Table of Contents

Financial Highlights 1

Consolidated Balance Sheets 3

Consolidated Statements of Operations 4

Consolidated Statements of Funds from Operations 5

Capital Structure 6

Portfolio Overview 7

Property Results of Operations 9

2007/2008 Leasing Status 10

Owned Development Update 13

Third-party Development Update 14

Management Services Update 15

Investor Information 16







AMERICAN CAMPUS

Financial Highlights

Including Compensation Charge Related to 2004 Outperformance Bonus Plan
(dollars in thousands, except per share data)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2007 (1)	2006	$ Change	% Change	2007 (1)	2006	$ Change	% Change
Operating Data								
Total revenues	$ 33,366	$ 27,850	$ 5,516	19.8%	$ 68,316	$ 54,578	$ 13,738	25.2%
Operating income	6,221	4,414	1,807		7,396	12,991	(5,595)	
Net (loss) income	(785)	(2,067)	1,282		(5,463)	1,597	(7,060)	
Net (loss) income per share - basic	(0.03)	(0.12)			(0.24)	0.09		
Net (loss) income per share - diluted	(0.03)	(0.12)			(0.23)	0.08		
FFO	6,834	4,795	2,039		8,774	13,742	(4,968)	
FFO per share - diluted	0.27	0.24			0.35	0.73		
FFOM	8,120	5,968	2,152		8,007	12,998	(4,991)	
FFOM per share - diluted	0.32	0.30			0.32	0.69		

Operating Statistics	June 30, 2007	December 31, 2006
Debt to total market capitalization (2)	38.4%	31.8%
Interest coverage (3)	2.58	2.41

(1) Includes a compensation charge of $0.3 million and $9.9 million, or $0.01 and $0.39 per fully diluted share, for the three and six months ended June 30, 2007, respectively, related to the company's 2004 Outperformance Bonus Plan.

(2) Excludes debt related to our on-campus participating properties of $89.8 million and $89.9 million at June 30, 2007 and December 31, 2006, respectively. Also excludes unamortized debt premiums of $5.1 million and $6.0 million at June 30, 2007 and December 31, 2006, respectively.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan discussed in Note 1.

AMERICAN CAMPUS

1

Financial Highlights

Excluding Compensation Charge Related to 2004 Outperformance Bonus Plan
(dollars in thousands, except per share data)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2007 [1]	2006	$ Change	% Change	2007 [1]	2006	$ Change	% Change
Operating Data								
Total revenues	$ 33,366	$ 27,850	$ 5,516	19.8%	$ 68,316	$ 54,578	$ 13,738	25.2%
Operating income	6,519	4,414	2,105		17,330	12,991	4,339	
Net (loss) income	(487)	(2,067)	1,580		4,471	1,597	2,874	
Net (loss) income per share - basic	(0.02)	(0.12)			0.19	0.09		
Net (loss) income per share - diluted	(0.02)	(0.12)			0.16	0.08		
FFO	7,132	4,795	2,337		18,708	13,742	4,966	
FFO per share - diluted	0.28	0.24			0.74	0.73		
FFOM	8,418	5,968	2,450		17,941	12,998	4,943	
FFOM per share - diluted	0.33	0.30			0.71	0.69		

Operating Statistics	June 30, 2007	December 31, 2006
Debt to total market capitalization [2]	38.4%	31.8%
Interest coverage [3]	2.58	2.41

[1] Excludes a compensation charge of $0.3 million and $9.9 million, or $0.01 and $0.39 per fully diluted share, for the three and six months ended June 30, 2007, respectively, related to the company's 2004 Outperformance Bonus Plan. On February 28, 2007 management provided guidance regarding the company's financial outlook for the year ended December 31, 2007. Compensation expense associated with the company's 2004 Outperformance Bonus Plan was not included in such guidance. Accordingly, when considering the company's FFOM for the reporting period, management believes it is useful to modify FFOM to exclude the compensation charge. Management believes that this supplemental measure will allow securities analysts, investors and other interested parties to evaluate the company's financial performance as compared to previously provided guidance.

[2] Excludes debt related to our on-campus participating properties of $89.8 million and $89.9 million at June 30, 2007 and December 31, 2006, respectively. Also excludes unamortized debt premiums of $5.1 million and $6.0 million at June 30, 2007 and December 31, 2006, respectively.

[3] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties, as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan discussed in Note 1.

AMERICAN CAMPUS

2

Consolidated Balance Sheets (dollars in thousands) 3 June 30, 2007 December 31, 2006 (unaudited) Assets Investments in real estate: Owned properties, net 862,580 $ 694,197 $ On-campus participating properties, net 74,790 76,688 Investments in real estate, net 937,370 770,885 Cash and cash equivalents 8,960 79,107 Restricted cash 15,718 11,260 Student contracts receivable, net 2,360 3,129 Other assets 24,776 20,000 Total assets 989,184 $ 884,381 $ Liabilities and stockholders' equity Liabilities: Secured debt 533,956 $ 432,294 $ Unsecured revolving credit facility 9,100 - Accounts payable and accrued expenses 21,883 13,616 Other liabilities 34,923 29,436 Total liabilities 599,862 475,346 Minority interests 32,672 39,561 Stockholders' equity: Common stock 234 229 Additional paid in capital 390,670 382,367 Accumulated earnings and distributions (34,678) (13,533) Accumulated other comprehensive income 424 411 Total stockholders' equity 356,650 369,474 Total liabilities and stockholders' equity 989,184 $ 884,381 $

Consolidated Statements of Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2007	2006	$ Change	2007	2006	$ Change
Revenues:						
Owned off-campus properties	$ 28,007	$ 22,221	$ 5,786	$ 55,152	$ 40,347	$ 14,805
On-campus participating properties	3,740	3,497	243	10,077	9,479	598
Third party development services	646	1,096	(450)	1,051	2,734	(1,683)
Third party management services	650	691	(41)	1,372	1,353	19
Resident services	323	345	(22)	664	665	(1)
Total revenues	**33,366**	**27,850**	**5,516**	**68,316**	**54,578**	**13,738**
Operating expenses:						
Owned off-campus properties	13,046	10,765	2,281	24,908	18,532	6,376
On-campus participating properties	2,499	2,255	244	4,525	4,205	320
Third party development and management services	1,147	1,426	(279)	2,441	3,064	(623)
General and administrative	2,190 (1)	1,824	366	13,518 (1)	3,411	10,107
Depreciation and amortization	7,768	6,920	848	14,738	11,937	2,801
Ground/facility leases	495	246	249	790	438	352
Total operating expenses	**27,145**	**23,436**	**3,709**	**60,920**	**41,587**	**19,333**
Operating income	**6,221**	**4,414**	**1,807**	**7,396**	**12,991**	**(5,595)**
Nonoperating income and (expenses):						
Interest income	314	144	170	1,021	329	692
Interest expense	(6,920)	(7,066)	146	(13,380)	(12,402)	(978)
Amortization of deferred financing costs	(314)	(389)	75	(612)	(744)	132
Total nonoperating expenses	**(6,920)**	**(7,311)**	**391**	**(12,971)**	**(12,817)**	**(154)**
(Loss) income before income taxes, minority interests, and discontinued operations	(699)	(2,897)	2,198	(5,575)	174	(5,749)
Income tax provision	(60)	-	(60)	(120)	-	(120)
Minority interests	(26)	181	(207)	232	53	179
(Loss) income from continuing operations	**(785)**	**(2,716)**	**1,931**	**(5,463)**	**227**	**(5,690)**
Discontinued operations:						
Income attributable to discontinued operations	-	649	(649)	-	1,370	(1,370)
Net (loss) income	**$ (785)**	**$ (2,067)**	**$ 1,282**	**$ (5,463)**	**$ 1,597**	**$ (7,060)**
Net (loss) income per share - basic	$ (0.03)	$ (0.12)		$ (0.24)	$ 0.09	
Net (loss) income per share - diluted	$ (0.03)	$ (0.12)		$ (0.23)	$ 0.08	
Weighted-average common shares outstanding:						
Basic	23,271,223	17,221,896		23,107,888	17,215,870	
Diluted	25,259,335	19,542,559		25,250,312	18,914,672	

(1) Includes a compensation charge of $0.3 million and $9.9 million, or $0.01 and $0.39 per fully diluted share, for the three and six months ended June 30, 2007, related to the company's 2004 Outperformance Bonus Plan.

AMERICAN CAMPUS

4

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2007	2006	$ Change	2007	2006	$ Change
Net (loss) income	$ (785)	$ (2,067)	$ 1,282	$ (5,463)	$ 1,597	$ (7,060)
Minority interests	26	(181)	207	(232)	(53)	(179)
Real estate related depreciation and amortization	7,593	7,043	550	14,469	12,198	2,271
Funds from operations ("FFO")	**6,834**	**4,795**	**2,039**	**8,774**	**13,742**	**(4,968)**
Elimination of operations of on-campus participating properties:						
Net loss from on-campus participating properties	1,683	1,470	213	106	115	(9)
Amortization of investment in on-campus participating properties	(1,065)	(1,014)	(51)	(2,126)	(2,046)	(80)
	7,452	5,251	2,201	6,754	11,811	(5,057)
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [1]	495	246	249	790	438	352
Management fees	173	166	7	463	444	19
On-campus participating property development fees [2]	-	305	(305)	-	305	(305)
Impact of on-campus participating properties	668	717	(49)	1,253	1,187	66
Funds from operations - modified for operational performance of on-campus participating properties ("FFOM")	**8,120**	**5,968**	**2,152**	**8,007**	**12,998**	**(4,991)**
Compensation expense related to 2004 Outperformance Bonus Plan	298	-	298	9,934	-	9,934
FFOM, excluding compensation expense related to 2004 Outperformance Bonus Plan	**$ 8,418**	**$ 5,968**	**$ 2,450**	**$ 17,941**	**$ 12,998**	**$ 4,943**
FFO per share - diluted	**$ 0.27**	**$ 0.24**		**$ 0.35**	**$ 0.73**	
FFOM per share - diluted	**$ 0.32**	**$ 0.30**		**$ 0.32**	**$ 0.69**	
FFOM per share, excluding compensation expense related to 2004 Outperformance Bonus Plan -diluted	**$ 0.33**	**$ 0.30**		**$ 0.71**	**$ 0.69**	
Weighted average common shares outstanding - diluted	25,423,486	19,645,287		25,409,100	18,914,672	

[1] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for interim periods.

[2] For the three and six months ended June 30, 2006, this amount represents development and construction management fees, including construction savings earned under the general construction contract, related to the Cullen Oaks Phase II on-campus participating property completed in August 2005.

AMERICAN CAMPUS

5

Capital Structure as of June 30, 2007 (dollars in thousands) Total Debt (1) 448,170 $ Total Equity Market Value (2) 719,281 Total Market Capitalization 1,167,451 $ Debt to Total Market Capitalization 38.4% Interest Coverage (3) 2.58 Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage 400,314 $ 6.34% 5.4 Years Variable Rate Construction Loan 38,756 6.82% 1.3 Years Variable Rate Unsecured Revolving Credit Facility 9,100 6.71% 2.1 Years Total / Weighted Average 448,170 $ 6.39% 5.0 Years (1) (2) (3) Fixed Rate Debt Maturity Schedule Excluding debt related to our on-campus participating properties totaling $89.8 million with a weighted average interest rate of 7.16% and average term to maturity of 13.3 years. Also excludes net unamortized debt premiums of $5.1 million. Based on share price of $28.29 at June 29, 2007. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares. Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan. $ 0 $ 0 $ 53,364 $ 51,183 $ 48,424 $ 68,834 $ 17,757 $ 51,395 $ 107,943 $ 1,414 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 6

Portfolio Overview as of June 30, 2007

Same Store Owned Off-Campus Portfolio

Property	Primary University Served	Units	Beds	Physical Occupancy at June 30, 2007	Physical Occupancy at June 30, 2006
Owned off-campus properties - 12-month leases					
1. The Village at Blacksburg	Virginia Tech University	288	1,056	99.2%	98.6%
2. River Club Apartments [1]	The University of Georgia - Athens	266	792	98.5%	98.0%
3. River Walk Townhomes [1]	The University of Georgia - Athens	100	336	98.2%	97.1%
4. The Village at Alafaya Club [1]	The University of Central Florida	228	839	99.2%	99.3%
5. The Village at Science Drive	The University of Central Florida	192	732	99.5%	99.3%
6. University Village at Boulder Creek	The University of Colorado at Boulder	82	309	98.4%	88.3%
7. University Village at Fresno	California State University - Fresno	105	406	90.9%	97.8%
8. University Village at TU	Temple University	220	749	98.5%	98.4%
9. University Club Tallahassee	Florida State University	152	608	98.2%	98.0%
10. The Grove at University Club	Florida State University	64	128	98.4%	98.4%
11. College Club Tallahassee	Florida A&M University	96	384	88.8%	97.9%
12. The Greens at College Club	Florida A&M University	40	160	91.3%	99.4%
13. University Club Gainesville	University of Florida	94	376	98.7%	97.6%
14. Cityparc at Fry Street	University of North Texas	136	418	99.3%	99.0%
15. The Estates	University of Florida	396	1,044	98.8%	98.2%
16. University Village at Sweethome	State University of New York - Buffalo	269	828	98.4%	99.3%
17. Entrada Real	University of Arizona	98	363	98.6%	97.2%
18. Royal Oaks	Florida State University	82	224	99.1%	100.0%
19. Royal Pavilion	Florida State University	60	204	99.0%	99.5%
20. Royal Village Tallahassee	Florida State University	75	288	99.3%	97.9%
21. Royal Village Gainesville	University of Florida	118	448	96.0%	95.5%
22. Northgate Lakes	The University of Central Florida	194	710	99.3%	99.4%
23. Royal Lexington	The University of Kentucky	94	364	92.0%	96.2%
24. The Woods at Greenland	Middle Tennessee State University	78	276	96.7%	89.1%
25. Raider's Crossing	Middle Tennessee State University	96	276	96.4%	88.4%
26. Raider's Pass	Texas Tech University	264	828	76.8%	84.5%
27. Aggie Station	Texas A&M University	156	450	97.6%	94.4%
28. The Outpost San Marcos	Texas State University - San Marcos	162	486	98.4%	98.8%
29. The Outpost San Antonio	University of Texas - San Antonio	276	828	99.8%	99.8%
Subtotal-Same Store Owned Off-Campus Properties - 12-month leases		**4,481**	**14,910**	**96.7%**	**97.0%**
Owned off-campus properties - less than 12-month leases					
30. The Callaway House [2]	Texas A&M University	173	538	5.4%	7.4%
31. Villas on Apache [1]	Arizona State University Main Campus	111	288	93.1%	100.0%
Subtotal-Same Store Owned Off-Campus Properties - less than 12-month leases		**284**	**826**	**36.0%**	**49.3%**
Total - Same Store Owned Off-Campus Properties		**4,765**	**15,736**	**93.5%**	**94.0%**

(1) Any discrepancy from previous disclosures in bed count is a result of permanent reconfiguration.
(2) Occupancy at The Callaway House represents student resident occupancy, with the remainder of the facility being utilized for summer camp and conference business.

AMERICAN CAMPUS

7

Portfolio Overview as of June 30, 2007

New Properties & On-Campus Participating Properties

Property	Primary University Served	Units	Beds	Physical Occupancy at June 30, 2007	2006
New Owned Properties					
32. Callaway Villas	Texas A&M University	236	704	99.0%	n/a
33. Village on Sixth	Marshall University	248	752	72.6%	n/a
34. Newtown Crossing	University of Kentucky	332	858	97.9%	n/a
35. Olde Towne University Square	University of Toledo	224	550	90.7%	n/a
36. Peninsular Place	Eastern Michigan University	184	479	95.6%	n/a
37. University Centre [(1)]	Rutgers University, NJIT, Essex CCC	234	838	n/a	n/a
38. Vista del Sol (ACE™) [(2)]	Arizona State University	613	1,866	n/a	n/a
39. Villas at Chestnut Ridge	State University of New York - Buffalo	196	552	n/a	n/a
Subtotal - New Owned Properties		**2,267**	**6,599**	**90.9%** [(3)]	**n/a**
Total - Owned Properties (New and Same Store)		**7,032**	**22,335**	**93.1%** [(3)]	**94.0%**
On-Campus Participating Properties [(4)]					
40. University Village - PVAMU	Prairie View A&M University	612	1,920	9.8%	9.1%
41. University College - PVAMU	Prairie View A&M University	756	1,470	0.1%	0.0%
42. University Village - TAMIU [(5)]	Texas A&M International University	84	250	54.8%	42.9%
43. Cullen Oaks - Phase I and II	The University of Houston	411	879	57.9%	53.6%
Subtotal - On-Campus Participating Properties		**1,863**	**4,519**	**18.5%**	**16.7%**
Total - All Properties		**8,895**	**26,854**	**78.8%** [(3)]	**76.9%**

(1) Currently under development and scheduled to open for occupancy in Fall 2007.
(2) Formerly named ASU - SCRC Component I. Currently under development and scheduled to open for occupancy in Fall 2008.
(3) Excludes properties that are currently under development.
(4) Occupancy at our on-campus participating properties is low during the summer months due to the expiration of the 9-month leases concurrent with the end of the spring semester.
(5) Any discrepancy from previous disclosures in bed count is a result of permanent reconfiguration.

AMERICAN CAMPUS

8

Property Results of Operations

(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2007	2006	$ Change	% Change	2007 [2]	2006 [2]	$ Change	% Change
Property revenues								
Owned off-campus properties:								
Same store properties	$ 23,357	$ 22,566	$ 791	3.5%	$ 32,695	$ 31,657	$ 1,038	3.3%
New properties	4,973	-	4,973	100.0%	23,121	9,355	13,766	147.2%
Total owned off-campus properties [1]	28,330	22,566	5,764	25.5%	55,816	41,012	14,804	36.1%
On-campus participating properties:								
Same store properties	3,740	3,497	243	6.9%	10,077	9,479	598	6.3%
New properties	-	-	-	0.0%	-	-	-	0.0%
Total on-campus participating properties	3,740	3,497	243	6.9%	10,077	9,479	598	6.3%
Total property revenues	$ 32,070	$ 26,063	$ 6,007	23.0%	$ 65,893	$ 50,491	$ 15,402	30.5%
Property operating expenses								
Owned off-campus properties:								
Same store properties	$ 10,498	$ 10,765	(267)	-2.5%	$ 14,057	$ 13,563	$ 494	3.6%
New properties	2,548	-	2,548	100.0%	10,851	4,969	5,882	118.4%
Total owned off-campus properties	13,046	10,765	2,281	21.2%	24,908	18,532	6,376	34.4%
On-campus participating properties:								
Same store properties	2,499	2,255	244	10.8%	4,525	4,205	320	7.6%
New properties	-	-	-	0.0%	-	-	-	0.0%
Total on-campus participating properties	2,499	2,255	244	10.8%	4,525	4,205	320	7.6%
Total property operating expenses	$ 15,545	$ 13,020	$ 2,525	19.4%	$ 29,433	$ 22,737	$ 6,696	29.4%
Property net operating income								
Owned off-campus properties:								
Same store properties	$ 12,859	$ 11,801	$ 1,058	9.0%	$ 18,638	$ 18,094	$ 544	3.0%
New properties	2,425	-	2,425	100.0%	12,270	4,386	7,884	179.8%
Total owned off-campus properties	15,284	11,801	3,483	29.5%	30,908	22,480	8,428	37.5%
On-campus participating properties:								
Same store properties	1,241	1,242	(1)	-0.1%	5,552	5,274	278	5.3%
New properties	-	-	-	0.0%	-	-	-	0.0%
Total on-campus participating properties	1,241	1,242	(1)	-0.1%	5,552	5,274	278	5.3%
Total property net operating income	$ 16,525	$ 13,043	$ 3,482	26.7%	$ 36,460	$ 27,754	$ 8,706	31.4%

[1] Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

[2] The property grouping for purposes of the same store analysis for the six months ended June 30, 2007 excludes properties acquired during the first quarter 2006, whereas the property grouping for the three months ended June 30, 2007 includes such properties because they were owned for both of the entire periods presented.

AMERICAN CAMPUS

9

2007/2008 Leasing Status

Same Store Owned Off-Campus Portfolio

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Design Beds
Applications + Leases							
University Village at Sweethome	875	108%	860	15	2%	811	828
The Callaway House	563	107%	565	(2)	0%	527	538
University Village at Boulder Creek	314	105%	301	13	4%	298	309
Cityparc at Fry Street	427	104%	404	23	6%	409	418
College Club Tallahassee [4]	558	104%	465	93	20%	539	544
University Village at TU	754	103%	728	26	4%	729	749
Callaway Villas	707	102%	708	(1)	0%	691	704
University Club Tallahassee [5]	737	100%	731	6	1%	734	736
University Club Gainesville	376	100%	372	4	1%	376	376
Villas on Apache	288	100%	226	62	27%	288	288
The Village at Science Drive	721	100%	721	0	0%	723	732
The Village at Alafaya Club	826	100%	825	1	0%	829	839
The Village at Blacksburg	1,043	100%	1,043	0	0%	1,048	1,056
The Estates	1,030	100%	1,030	0	0%	1,035	1,044
River Walk Townhomes	329	99%	325	4	1%	332	336
River Club Apartments	758	98%	765	(7)	-1%	776	792
University Village Fresno	365	92%	377	(12)	-3%	396	406
Applications + Leases Total	**10,671**	**101%**	**10,446**	**225**	**2%**	**10,541**	**10,695**
Leases							
The Callaway House	545	103%	546	(1)	0%	527	538
College Club Tallahassee [4]	544	101%	448	96	21%	539	544
Callaway Villas	691	100%	684	7	1%	691	704
University Village at TU	728	100%	711	17	2%	729	749
The Village at Alafaya Club	825	100%	822	3	0%	829	839
The Village at Science Drive	719	99%	720	(1)	0%	723	732
Cityparc at Fry Street	406	99%	403	3	1%	409	418
University Village at Sweethome	805	99%	810	(5)	-1%	811	828
University Club Tallahassee [5]	728	99%	723	5	1%	734	736
The Village at Blacksburg	1,039	99%	1,036	3	0%	1,048	1,056
The Estates	1,024	99%	1,027	(3)	0%	1,035	1,044
University Club Gainesville	372	99%	371	1	0%	376	376
River Walk Townhomes	328	99%	325	3	1%	332	336
University Village at Boulder Creek	294	99%	295	(1)	0%	298	309
River Club Apartments	745	96%	761	(16)	-2%	776	792
Villas on Apache	276	96%	182	94	52%	288	288
University Village Fresno	280	71%	331	(51)	-15%	396	406
Leases Total	**10,349**	**98%**	**10,195**	**154**	**2%**	**10,541**	**10,695**

(1) As of July 27, 2007.
(2) As of July 28, 2006 (Comparison to last Friday in July).
(3) Rentable Beds equal Design Beds minus Staff Beds.
(4) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.
(5) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.

AMERICAN CAMPUS

10

2007/2008 Leasing Status

2006 Acquisitions

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year	Variance: Beds	Variance: %	Rentable Beds [2]	Design Beds
Applications + Leases							
The Outpost San Antonio	834	101%	833	1	0%	828	828
Aggie Station	451	100%	460	(9)	-2%	450	450
Entrada Real	363	100%	359	4	1%	363	363
Northgate Lakes	706	99%	706	0	0%	710	710
Raider's Pass	818	99%	547	271	50%	823	828
University Village Tallahassee [3]	709	99%	690	19	3%	716	716
The Woods at Greenland	273	99%	272	1	0%	276	276
Royal Village Gainesville	440	98%	433	7	2%	448	448
Raider's Crossing	271	98%	270	1	0%	276	276
The Outpost San Marcos	447	92%	480	(33)	-7%	486	486
Royal Lexington	328	90%	305	23	8%	364	364
Applications + Leases Total	**5,640**	**98%**	**5,355**	**285**	**5%**	**5,740**	**5,745**
Leases							
Aggie Station	448	100%	442	6	1%	450	450
Entrada Real	361	99%	359	2	1%	363	363
Northgate Lakes	706	99%	706	0	0%	710	710
Raider's Pass	817	99%	519	298	57%	823	828
The Outpost San Antonio	818	99%	828	(10)	-1%	828	828
The Woods at Greenland	272	99%	271	1	0%	276	276
Raider's Crossing	271	98%	268	3	1%	276	276
Royal Village Gainesville	439	98%	433	6	1%	448	448
University Village Tallahassee [3]	691	97%	677	14	2%	716	716
The Outpost San Marcos	429	88%	477	(48)	-10%	486	486
Royal Lexington	317	87%	301	16	5%	364	364
Leases Total	**5,569**	**97%**	**5,281**	**288**	**5%**	**5,740**	**5,745**

(1) As of July 27, 2007.

(2) Rentable Beds equals Design Beds minus Staff Beds.

(3) Formerly known as Royal Tallahassee. For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined.

AMERICAN CAMPUS

11

2007/2008 Leasing Status

Owned Development Projects and 2007 Acquisitions

OWNED DEVELOPMENT PROJECTS

	Current Apps + Leases (1)	% of Rentable Beds	Prior Year (2)	Variance: Beds	Variance: %	Rentable Beds (3)		Design Beds
Applications + Leases								
University Centre	483	59%	N/A	N/A	N/A	818		838
Applications + Leases Total	**483**	**59%**	**N/A**	**N/A**	**N/A**	**818**		**838**
Leases								
University Centre	450	55%	N/A	N/A	N/A	818		838
Leases Total	**450**	**55%**	**N/A**	**N/A**	**N/A**	**818**		**838**

2007 ACQUISITIONS

	Current Apps + Leases (1)	% of Rentable Beds	Prior Year (2)	Variance: Variance	Variance: %	Rentable Beds (3)		Design Beds
Applications + Leases								
Olde Towne University Square	529	96%	N/A	N/A	N/A	550		550
Newtown Crossing	827	88%	N/A	N/A	N/A	942	(4)	942
Peninsular Place	380	80%	N/A	N/A	N/A	475		479
Village on Sixth	441	59%	N/A	N/A	N/A	744		752
Applications + Leases Total	**2,177**	**80%**	**N/A**	**N/A**	**N/A**	**2,711**		**2,723**
Leases								
Olde Towne University Square	513	93%	N/A	N/A	N/A	550		550
Newtown Crossing	808	86%	N/A	N/A	N/A	942	(4)	942
Peninsular Place	359	76%	N/A	N/A	N/A	475		479
Village on Sixth	414	56%	N/A	N/A	N/A	744		752
Leases Total	**2,094**	**77%**	**N/A**	**N/A**	**N/A**	**2,711**		**2,723**

(1) As of July 27, 2007.

(2) Prior year data is not applicable as property is in its first year of initial lease up.

(3) Rentable Beds equals Design Beds minus Staff Beds.

(4) Includes 84 beds related to the pre-purchase of an additional phase currently under construction, with completion expected in August 2007.

AMERICAN CAMPUS

12

Owned Development Update (dollars in thousands) 13 PROJECTS UNDER CONSTRUCTION Location Primary University Served Units Beds Estimated Project Costs % Complete (1) Scheduled to Open for Occupancy University Centre Newark, NJ Rutgers University, NJIT, Essex CCC 234 838 74,386 $ 98% Aug/Sept 2007 Vista del Sol (2) Tempe, AZ Arizona State University 613 1,866 137,500 21% August 2008 Villas at Chestnut Ridge Amherst, NY SUNY - Buffalo 196 552 34,800 18% August 2008 246,686 $ PROJECTS IN PRE-DEVELOPMENT Location Anticipated Commencement Approximate Targeted Beds Estimated Project Cost Targeted Completion Tempe, AZ Third Quarter 2007 1,740 123,300 $ August 2009 ASU Component III (3) TBD 1,500 110,000 TBD 233,300 $ PROJECTS UNDER EXECUTED CONTRACT (4) Location Anticipated Commencement Approximate Targeted Beds Estimated Project Cost Targeted Completion Carbondale Development Carbondale, IL Second Quarter 2008 652 32,100 $ August 2009 TERMINATED CONTRACTS (5) Location Existing Project Expansion Northeast (1) (2) (3) (4) (5) During the second quarter 2007, the company elected not to proceed under the contract. These contracts are on speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, complex entitlement and municipal approval processes, and fluctuations in the construction market. 605 575 Based on costs incurred under general construction contract as of June 30, 2007. Project Approximate Targeted Units 163 Formerly named ASU SCRC Component I. Includes parking structure and retail space. Component developments are contingent upon execution of all transactional documents, including a ground lease agreement with Arizona State University for each component. Component III is additionally contingent upon Board of Regents approval. Project Project Project Approximate Targeted Units ASU Component II - Barrett Honors College (3)

Third-Party Development Update

(dollars in thousands)

	Three Months Ended June 30, 2007	2006	$ Change	Six Months Ended June 30, 2007	2006	$ Change
Development services revenue	$ 646	$ 1,096	$ (450)	$ 1,051	$ 2,734	$ (1,683)
% of total revenue	1.9%	3.9%		1.5%	5.0%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
West Virginia University - Potomac State [2]	Keyser, WV	Potomac State College	107	355	$ 615	$ 586	$ 29	August 2007
University of New Orleans	New Orleans, LA	University of New Orleans	231	742	1,550	1,283	267	September 2007
Arizona State University - DPS [3]	Tempe, AZ	Arizona State University	n/a	n/a	400	360	40	October 2007
University of Hawaii - Manoa	Honolulu, HI	University of Hawaii	240	810	3,141	1,595	1,546	July 2008
					$ 5,706	$ 3,824	$ 1,882	

AWARDED PROJECTS [4]

Project	Location	Anticipated Commencement	Estimated Fees
West Virginia University - Downtown [5]	Morgantown, WV	Third Quarter 2007	$ 235
Hampton Roads Military Housing [6]	Norfolk, VA	Third or Fourth Quarter 2007	3,105
CUNY - Staten Island	Staten Island, NY	First Quarter 2008	3,250
Concordia University	Austin, TX	Fourth Quarter 2007	650
Edinboro University - Phase I	Edinboro, PA	First Quarter 2008	2,000
Edinboro University - Phase II	Edinboro, PA	TBD	TBD
University of California, Irvine - Phase III	Irvine, CA	TBD	TBD

(1) As of June 30, 2007.

(2) The West Virginia - Potomac State projects consists of pre-development and design services which were completed in the second quarter of 2006 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

(3) We are providing development and limited construction services for the relocation of a DPS station in order to utilize the site for on-campus student housing. The development phase was complete as of December 2006. The construction portion will run from January-October 2007. Contractual fees are shown net of travel costs anticipated in the original fee.

(4) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction market.

(5) During 2005 and 2006, the company earned $0.3 million for certain pre-development and design services performed for the West Virginia - Downtown project. During 2006, the project was put on hold by the University pending investigation of alternative financing. During the second quarter 2007, the University obtained financing for the final phase of the project and the company signed an agreement for the continuation of development and construction management services. We anticipate that we will earn approximately $0.2 million in additional fees commencing in the third quarter 2007 when the remaining phase of this project resumes. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

(6) The Department of the Navy has selected a joint venture between American Campus and Hunt ELP to exclusively negotiate for the Hampton Roads Unaccompanied Military Housing project. New construction as well as management of the existing housing is expected to commence after contribution of the Navy's equity and execution of the long-term partnership agreements. Congressional approval has been obtained with funding and closing expected by the end of the third or fourth quarter 2007.

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Management Services Update
(dollars in thousands)

	Three Months Ended June 30, 2007	2006	$ Change	Six Months Ended June 30, 2007	2006	$ Change
Management services revenue	$ 650	$ 691	$ (41)	$ 1,372	$ 1,353	$ 19
% of total revenue	1.9%	2.5%		2.0%	2.5%	

NEW MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Units	Approx. Beds	Stabilized Annual Fees	Anticipated Commencement	
Indigo Pointe/Existing Residence Halls [1]	Savannah, GA	Savannah State University	TBD	1,100	$ 150	September 2007	
Las Casas/Hassayampa [1] [2]	Tempe, AZ	Arizona State University	TBD	2,300	150	September 2007	
Waterview Park V-IX [1]	Dallas, TX	University of Texas at Dallas	541	1,500	250	October 2007	
Hampton Roads - Existing Housing [1]	Norfolk, VA	Department of the Navy	722	1,313	280	3rd or 4th Qtr 2007	
SAIT - New Housing	Calgary, AB	Southern Alberta Institute of Technology	446	720	125	January 2008	
Drake West Village [1]	Des Moines, IA	Drake University	189	457	165	August 2008	
Hampton Roads - New Housing [1]	Norfolk, VA	Department of the Navy	1,184	2,368	500	August 2009	
University of California, Irvine - Phase III [3]	Irvine, CA	University of California, Irvine	TBD	TBD	1,100	August 2010	[4]
CUNY - Staten Island [3]	Staten Island, NY	City University of New York	TBD	TBD	275	August 2010	
					$ 2,995		

[1] Property management has been selected/awarded and management agreement is currently being negotiated.
[2] Management agreement will encompass facilities maintenance services only.
[3] Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.
[4] This project may be completed in multiple phases, with the commencement of management services contingent upon the full completion of development of each phase.

AMERICAN CAMPUS

15

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian B. Nickel	Chief Financial Officer
James C. Hopke	Chief Investment Officer
Greg A. Dowell	Chief of Operations

Research Coverage

Jonathan Litt / Craig Melcher	Citigroup Equity Research	(212) 816-0231 / (212) 816-1685	jonathan.litt@citigroup.com / craig.melcher@citigroup.com
Louis Taylor / Christeen Kim	Deutsche Bank - North America	(212) 250-4912 / (212) 250-6771	louis.taylor@db.com / christeen.kim@db.com
Craig Leupold / Andrew McCulloch	Green Street Advisors	(949) 940-8780	cleupold@greenstreetadvisors.com / amcculloch@greenstreetadvisors.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Steve Sakwa / Bill Acheson	Merrill Lynch	(212) 449-0335 / (212) 449-1920	steve_sakwa@ml.com / william_acheson@ml.com
David Rodgers	RBC Capital Markets	(216) 378-7626	dave.rodgers@rbccm.com
Thayne Needles	Robert W. Baird & Co., Inc.	(703) 821-5781	tneedles@rwbaird.com
Alexander Goldfarb / Heath Binder	UBS Investment Research	(212) 713 8602 / (212) 713 3226	alexander.goldfarb@ubs.com / heath.binder@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041





16

Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.